FORM OF LOCK-UP AGREEMENT

July 31, 2015

Zaxis International Inc.
7 Imber Street
Petah Tikva, 4951141, Israel

Attn: Board of Directors

Re: Zaxis International Inc.
S-1 Registration Statement

Dear Sirs:

The undersigned, a holder of common stock, par value $0.0001 per share (the "Common Stock"), or rights to acquire Common Stock upon the exercise of the outstanding Class B Warrants as described below, of Zaxis International Inc., a Delaware corporation (the "Company"), understands that the Company, as a condition to registering all of the undersigned's shares of Common Stock of the Company (the "Securities") in the registration statement on Form S-1 (the "Registration Statement") has requested that I execute this Lock-Up Agreement.

To induce the Company to register all of my Securities in the Registration Statement to be filed with the United States Securities and Exchange Commission (the "SEC"), and for other good and valuable consideration, the receipt and sufficiency of which I hereby acknowledge, the undersigned hereby agrees for the benefit of the Company as follows with respect to my public resale of the shares of Common Stock or any Securities Securities included in the Registration Statement: (i) during the six (6) month period commencing on the date the SEC declares the Registration Statement effective (the "Effective Date"), I will only sell or offer to sell a total of one-third (1/3) of my shares of Common Stock or any Securities without the prior written consent of the Company; (ii) during the period commencing six (6) months after the Effective Date and for six (6) months thereafter, I will only sell or offer to sell an additional one-third (1/3) of my shares of Common Stock or any Securities without the prior written consent of the Company; and (iii) during the period commencing twelve (12) months after the Effective Date, I may sell any of my shares of Common Stock or any Securities that remain unsold under the Registration Statement, without limitation (the foregoing are hereinafter referred to as the "Lock-Up Period(s)").

The undersigned further represents that I will not, either directly or indirectly: (i) offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, any shares of Common Stock or any Securities directly or indirectly convertible into or exercisable or exchangeable for Common Stock owned either of record or beneficially (as defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act") by the undersigned on the date hereof or hereafter acquired; or (ii) enter into any swap or other agreement or arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other Securities, in cash or otherwise, or publicly announce an intention to do any of the foregoing.

The foregoing sentence shall not apply to:

(i) the sale of shares of Common Stock underlying the Class A Warrants or the Class C Unit Warrants as defined in the Registration Statement;
(ii) transactions relating to shares of Common Stock acquired in open market transactions after the Effective Date of the Registration Statement, or the exercise of any stock option to purchase shares of Common Stock pursuant to any benefit plan of the Company duly adopted by its Board of Directors, if any;
(iii) transfers of shares of Common Stock or any security directly or indirectly convertible into or exercisable or exchangeable for Common Stock as a bona fide gift or in connection with estate planning, including but not limited to, dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned and dispositions from any grantor retained annuity trust established for the direct benefit of the undersigned and/or a member of the immediate family of the undersigned, or by will or intestacy, or
(iv) distributions of shares of Common Stock or any security directly or indirectly convertible into or exercisable or exchangeable for Common Stock to limited partners, members, stockholders or affiliates of the undersigned, or to any partnership, corporation or limited liability company controlled by the undersigned or by a member of the immediate family of the undersigned; or
(v) the establishment of a trading plan pursuant to Rule 10b 5-1 under the Exchange Act for the transfer of shares of Common Stock, provided that such plan does not provide for the transfer of Common Stock during the Lock-Up Period(s).

Notwithstanding the foregoing, (a) in the case of any transfer or distribution pursuant to clause (iii) or (iv), each donee or distributee shall sign and deliver a Lock-Up Agreement substantially in the form of this Lock-Up Agreement and (b) in the case of any transaction pursuant to clauses (iii), (iv) or (v) , such transaction is not required to be reported during the Lock-Up Period by anyone in any public report or filing with the Securities and Exchange Commission or otherwise (other than a required filing on Form 5, Schedule 13D or Schedule 13G (or 13D-A or 13G-A) and no such filing shall be made voluntarily during the Lock-Up Period(s). In addition, the undersigned agrees that, without the prior written consent of the Company, it will not, during the Lock-Up Period(s), make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

In addition, if (x) during the last 17 days of the Lock-Up Period(s), the Company issues an earnings release or material news or a material event relating to the Company occurs, or (y) prior to the expiration of the Lock-Up Period(s), the Company announces that it will release earnings results during the 16-day period beginning on the last day of the subject Lock-Up Period(s), the restrictions imposed in this Lock-Up Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless the Company waives, in writing, such extension.

The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the scheduled expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take such action unless it has received written confirmation from the Company that the Lock-Up Period(s) (as such may have been extended pursuant to the preceding paragraph) has expired.

In furtherance of the foregoing, (1) the undersigned also agrees and consents to the entry of stop transfer instructions with any duly appointed transfer agent for the registration or transfer of the securities described herein against the transfer of any such securities except in compliance with the foregoing restrictions, and (2) the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. The undersigned hereby waives any applicable notice requirement concerning the Company's intention to file the Registration Statement and sell Securities pursuant to the Prospectus thereunder. The undersigned understands that the Company is relying upon this Lock-Up Agreement in proceeding toward filing of the Registration Statement registering for public resale all of the undersigned's shares of Common Stock and underlying Securities. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

[NAME OF STOCKHOLDER]

By:
Signature